ETFS TRUST

(the “Trust”)

ETFS Bloomberg All Commodity Strategy K-1 Free ETF

ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF

ETFS Bloomberg Agriculture Commodity Strategy K-1 Free ETF

ETFS Bloomberg Energy Commodity Strategy K-1 Free ETF

ETFS Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF

(each a “Fund” and together the “Funds”)

Supplement dated September 21, 2018 (“Supplement”) to the currently effective

Prospectus and Statement of Additional Information (“SAI”) for the Funds

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI for the Funds and should be read in conjunction with the Prospectus and SAI.

Name Changes of the Trust, Funds, Advisor, and the Funds’ Website

At the meeting of the Board of Trustees of the Trust (the “Board”) held on September 12, 2018, the following changes to the name of the Trust and each Fund were approved effective October 1, 2018:

Current Trust Name	New Trust Name
ETFS Trust	Aberdeen Standard Investments ETFs

Current Fund Name	New Fund Name
ETFS Bloomberg All Commodity Strategy K-1 Free ETF	Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF
ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF
ETFS Bloomberg Agriculture Commodity Strategy K-1 Free ETF	Aberdeen Standard Bloomberg Agriculture Commodity Strategy K-1 Free ETF
ETFS Bloomberg Energy Commodity Strategy K-1 Free ETF	Aberdeen Standard Bloomberg Energy Commodity Strategy K-1 Free ETF
ETFS Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF	Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF

The ticker symbol for each Fund will remain the same.

Accordingly, effective October 1, 2018, all references in the Prospectus and SAI for the Funds to the Current Trust Name and Current Fund Names are replaced with the New Trust Name and New Fund Names, respectively.

Effective October 1, 2018, the name of the Funds’ investment advisor is changing from “ETF Securities Advisors LLC” to “Aberdeen Standard Investments ETFs Advisors LLC” and all references thereto are changing accordingly.

Effective on or about October 1, 2018, www.etfsus.com is changing to www.aberdeenstandardetfs.us and all references in the Prospectus and SAI to the Funds’ website are changing accordingly.

Approval of Investment Advisory Agreement by Shareholders of ETFS

Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF

As previously announced on April 27, 2018, Aberdeen Asset Management Inc., an indirect wholly-owned subsidiary of Standard Life Aberdeen plc, acquired the membership interests in ETF Securities Advisors LLC (the “Advisor”) and became the Advisor’s parent company (the “Transaction”) resulting in the assignment and the automatic termination of the existing investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor. In anticipation of the closing of the Transaction, at a special in-person meeting of the Board held on April 23, 2018, the Board approved an interim investment advisory agreement between the Trust, on behalf of each Fund, and the Advisor (the “Interim Advisory Agreement”) that would remain in effect until approval by the Funds’ shareholders of a new investment advisory agreement between the Trust, on behalf of each Fund, and the Advisor (the “New Advisory Agreement”).

At a Special Meeting of the Shareholders of the ETFS Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF held on September 18, 2018, the Shareholders entitled to vote approved the New Advisory Agreement. As of the date of this Supplement, the Special Meetings of the Shareholders of the ETFS Bloomberg All Commodity Strategy K-1 Free ETF and ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF to vote on the New Advisory Agreement have been postponed from September 18, 2018 to September 24, 2018 to allow for the solicitation of additional proxies.

Under the New Advisory Agreement, the material terms and compensation payable to the Advisor are identical to those of the Interim Advisory Agreement except with respect to the effective date, duration and termination provisions, and the payment of advisory fees through an escrow account, which is discussed in additional detail in the Funds’ proxy statement dated July 2, 2018, which was mailed to shareholders on or about July 8, 2018.

In addition, effective immediately, all references to “ETF Securities Limited”, the Advisor’s parent company prior to the Transaction, in the “Additional Notices” section of the SAI are hereby deleted and replaced with “the Advisor.” Further, the reference in the SAI to “ETF Securities Limited” under the “Distributor” heading in the section titled “Management of the Trust” is hereby deleted and replaced with “Standard Life Aberdeen plc.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE